                                                                    EXHIBIT 77I

Item 77I/77Q1(d) - Terms of new or amended securities:

An Amended and Restated Multi-Class Plan, pursuant to Rule 18f-3(d), for the Funds dated September 7, 2010, amended on June 30, 2011 is incorporated by reference to Post-Effective Amendment No. 130 to the Registration Statement of the Registrant on Form Type 485BPOS filed on September 28, 2011, Accession No. 001193125-11-258869.